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[LOGO] JANUS

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     Janus Growth and Income Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     6

          Statement of Operations ..............................     7

          Statement of Changes in Net Assets ...................     8

          Financial Highlights .................................     9

          Notes to Schedule of Investments .....................    10

          Notes to Financial Statements ........................    11

          Explanation of Charts and Tables .....................    14

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Growth and Income Fund

[PHOTO]
David Corkins
portfolio manager

For the six months ended April 30, 2001, Janus Growth and Income Fund lost 13.53%, slightly lagging its benchmark, the S&P 500 Index, which returned a negative 12.06%.(1) This performance earned the Fund a top-quartile ranking for the twelve months ended April 30, 2001, placing it 87th out of 740 large-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Relentless volatility in equity markets took its toll on technology and nontechnology stocks alike during the period. A deteriorating earnings picture, mounting job layoffs, declining manufacturing activity and high energy prices triggered the extreme swings, made worse by an economy that appeared to be headed toward a recession.

Although Federal Reserve policymakers left interest rates unchanged in November and December, they took aggressive action in early January, surprising investors by lowering rates a half point. Amid growing signs of economic weakness, that inter-meeting move was later followed by three additional half-percent cuts. However, these efforts did little to bolster the confidence of investors, who feared the reductions were too little, too late. All three major market indices ended the period down, with the technology-laden Nasdaq Composite Index suffering the biggest loss.

Naturally, I am not pleased with our unsatisfactory performance. As I've stressed before, my goal is and always has been to beat the S&P 500 Index. The good news is, with the boom and bust in technology behind us, the market has clearly broadened out. Given the Fund's emphasis on an eclectic and diverse group of attractively priced, well-managed companies, I believe this "stock-picker's market" offers enormous opportunities as it plays to our strengths.

Although a disappointment for the period, top holding Citigroup has everything we look for in a company. The global platform of this financial services powerhouse is diversified and well-balanced, with half of its revenues coming from its U.S. businesses and the other half from its international operations. Citigroup's greatest prospects for growth, however, lie outside U.S. borders. With billions in excess capital and a huge amount of free cash flow, the company has continued to make strategic acquisitions and buy back stock. Despite the recent dip in its share price, I have tremendous faith in Citigroup's business plan and its sharp, shareholder-oriented management team.

EMC Corp. also worked against us. Shares of the leading enterprise storage system maker dropped after the company reported that annual sales could grow less than previously forecast if the economy continues to weaken. Later, an earnings warning from software giant Oracle Corp. caused EMC's stock to retreat even further. Still, with businesses facing the monumental challenge of managing ever-increasing amounts of electronic data, EMC, as the clear leader in the storage market, stands to benefit. Ultimately, whether EMC grows 20% a year or 50% a year may well depend on the health of the economy.

On the plus side, Burlington Resources was a winner. The major U.S. independent natural gas producer reaped the rewards of both robust demand from utilities and limited supply due to strict environmental regulations. As proof, Burlington announced record first-quarter results, quadrupling its earnings over the same period last year. To build on this growth, the company has ceased production in low-output fields, so its overall return on capital is higher. What's more, Burlington is attractively valued relative to its peers and has improved its cost structure in order to realize positive returns regardless of swings in the price of natural gas.

Household International posted solid results as well. Over the past couple of years, the consumer lender, better known in the U.S. by the names HFC and Beneficial, has altered its business mix so two-thirds of its portfolio is secured by real estate. This strategic move has helped Household International avoid losses and achieve consistent earnings growth as the economy has cooled. Driving home this point, early this year Household International reported that full-year earnings per share were up 16%, the highest ever in its 122-year history.

Looking ahead, while I view the Federal Reserve's four rate cuts as a definite step in the right direction, it will take a few months to turn this battleship of an economy around. That said, we are using market volatility to our advantage, employing our rigorous, hands-on approach as we seek out a variety of compelling investments able to grow in a slower-growth economy.

Thank you for your investment in Janus Growth and Income Fund.

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a Large-Cap Growth Funds (LCGE) as one that "invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index." As of April 30, 2001, Janus Growth and Income Fund ranked 5/285 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

                                 Janus Growth and Income Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                80.1%             77.2%
  Foreign                                                7.1%              8.9%
    European                                             5.6%              7.0%
Fixed-Income Securities
  U.S. Government Obligations                            3.7%              3.1%
  Investment-Grade
    Corporate Bonds                                      4.8%              4.4%
  High-Yield/High-Risk
    Corporate Bonds                                      1.7%              2.4%
  Preferred Stock                                        2.5%              3.4%
Top 10 Equities (% of Assets)                           27.2%             29.0%
Number of Stocks                                           84                80
Cash and Cash Equivalents                                7.2%              9.5%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Diversified Financial Services                           5.9%              3.3%
Diversified Operations                                   5.2%              4.1%
Medical - Drugs                                          5.1%              1.3%
Multimedia                                               5.1%              4.3%
Pipelines                                                4.4%              3.6%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                          3.9%              1.7%
General Electric Co.                                     3.1%              3.5%
Comcast Corp. - Special Class A                          3.1%              2.4%
AOL Time Warner, Inc.                                    3.0%              2.6%
Enron Corp.                                              2.7%              3.4%
AT&T Corp./Liberty Media
  Group - Class A                                        2.7%              2.5%
Exxon Mobil Corp.                                        2.4%              1.6%
Nokia Oyj (ADR)                                          2.2%              3.4%
Viacom, Inc. - Class B                                   2.1%              1.1%
Bristol-Myers Squibb Co.                                 2.0%                --

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 5/15/91*
(17.27)%           21.32%              19.39%

Janus Growth and Income Fund - $58,442
S&P 500 Index - $41,973

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($58,442) as compared to the S&P 500 Index ($41,973).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 80.1%
Aerospace and Defense - 0.8%
     951,295     Boeing Co. .................................    $    58,790,031

Audio and Video Products - 0.5%
     526,800     Sony Corp.** ...............................         39,402,854

Automotive - Cars and Light Trucks - 0.5%
   1,284,273     BMW A.G.** .................................         42,810,219

Beverages - Non-Alcoholic - 0.5%
     887,715     PepsiCo, Inc. ..............................    $    38,890,794

Brewery - 1.1%
   2,182,535     Anheuser-Busch Companies, Inc. .............         87,279,575

Broadcast Services and Programming - 2.7%
  13,080,969     AT&T Corp./Liberty Media Group - Class A* ..        209,295,504

See Notes to Schedule of Investments.

2  Janus Growth and Income Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 4.2%
   5,519,640     Comcast Corp. - Special Class A* ...........    $   242,367,392
   1,931,165     Cox Communications, Inc. - Class A* ........         87,887,319

                                                                     330,254,711

Casino Hotels - 0.8%
   5,641,860     Park Place Entertainment Corp.* ............         62,737,483

Cellular Telecommunications - 0.3%
   1,146,955     AT&T Wireless Group, Inc.* .................         23,053,795

Chemicals - Diversified - 1.6%
   2,392,195     E.I. du Pont de Nemours and Co. ............        108,103,292
   1,568,470     Solutia, Inc. ..............................         19,919,569

                                                                     128,022,861

Commercial Services - Financial - 0.8%
   1,878,615     Paychex, Inc. ..............................         64,924,934

Computer Services - 0.6%
     429,570     Arbitron, Inc.* ............................          8,969,422
   2,147,850     Ceridian Corp.* ............................         38,661,300

                                                                      47,630,722

Computers - 0.9%
   2,690,330     Apple Computer, Inc.* ......................         68,576,512

Computers - Memory Devices - 2.5%
   3,401,355     EMC Corp.* .................................        134,693,658
     984,615     VERITAS Software Corp.* ....................         58,692,900

                                                                     193,386,558

Consulting Services - 0.2%
     944,165     KPMG Consulting, Inc.* .....................         14,738,416

Cosmetics and Toiletries - 1.0%
   1,339,730     Procter & Gamble Co. .......................         80,450,786

Cruise Lines - 0.6%
   2,419,804     Royal Caribbean Cruises, Ltd. ..............         49,315,606

Diversified Financial Services - 3.9%
   6,331,631     Citigroup, Inc. ............................        311,199,664

Diversified Operations - 5.2%
      21,595     Berkshire Hathaway, Inc. - Class B* ........         49,128,625
   5,028,045     General Electric Co. .......................        244,011,024
   1,176,855     Honeywell International, Inc. ..............         57,524,672
     191,750     Minnesota Mining and Manufacturing Co. .....         22,820,168
     659,390     Textron, Inc. ..............................         34,960,858

                                                                     408,445,347

E-Commerce/Services - 0.1%
     215,110     TMP Worldwide, Inc.* .......................         10,376,906

Electric - Integrated - 0.5%
     748,690     Duke Energy Corp. ..........................         35,008,744

Electronic Components - Semiconductors - 3.3%
   3,237,615     Advanced Micro Devices, Inc.* ..............        100,366,065
   1,416,145     Intel Corp. ................................         43,773,042
   3,058,885     Texas Instruments, Inc. ....................        118,378,850

                                                                     262,517,957

Entertainment Software - 0.5%
     759,715     Electronic Arts, Inc.* .....................         43,015,063

Finance - Commercial - 1.2%
   2,500,560     CIT Group, Inc. - Class A ..................    $    91,770,552

Finance - Consumer Loans - 1.5%
   1,889,660     Household International, Inc. ..............        120,976,033

Finance - Investment Bankers/Brokers - 0.8%
     309,840     Goldman Sachs Group, Inc. ..................         28,226,424
     524,345     Merrill Lynch & Company, Inc. ..............         32,352,087

                                                                      60,578,511

Food - Diversified - 0.3%
     219,025     Quaker Oats Co. ............................         21,245,425

Food - Retail - 0.1%
     352,750     Albertson's, Inc. ..........................         11,781,850

Human Resources - 0%
     130,775     Robert Half International, Inc.* ...........          3,635,545

Insurance Brokers - 1.5%
   1,195,530     Marsh & McLennan Companies, Inc. ...........        115,296,913

Internet Brokers - 0.8%
   3,050,250     Charles Schwab Corp. .......................         60,394,950

Internet Security - 0.6%
     920,370     VeriSign, Inc.* ............................         47,196,574

Life and Health Insurance - 3.0%
   3,108,385     American General Corp. .....................        135,556,670
   2,683,590     John Hancock Financial Services, Inc. ......         99,695,368

                                                                     235,252,038
Medical - Drugs - 5.1%
   1,000,000     Allergan, Inc. .............................         76,000,000
   2,790,750     Bristol-Myers Squibb Co. ...................        156,282,000
     958,955     Merck & Company, Inc. ......................         72,851,811
   2,318,240     Pfizer, Inc. ...............................        100,379,792

                                                                     405,513,603

Medical Instruments - 1.9%
   1,254,850     Guidant Corp.* .............................         51,448,850
   2,175,130     Medtronic, Inc. ............................         97,010,798

                                                                     148,459,648

Money Center Banks - 1.9%
     772,730     Bank of America Corp. ......................         43,272,880
   1,771,800     First Union Corp. ..........................         53,100,846
   1,117,040     J.P. Morgan Chase & Co. ....................         53,595,579

                                                                     149,969,305

Motorcycle and Motor Scooter Manufacturing - 0.6%
   1,096,675     Harley-Davidson, Inc. ......................         50,545,751

Multi-Line Insurance - 2.6%
   1,492,425     American International Group, Inc. .........        122,080,365
     914,210     PartnerRe, Ltd. ............................         44,823,716
     111,630     Zurich Financial Services A.G.** ...........         39,701,706

                                                                     206,605,787

Multimedia - 5.1%
   4,759,602     AOL Time Warner, Inc.* .....................        240,359,901
   3,150,100     Viacom, Inc. - Class B* ....................        163,994,206

                                                                     404,354,107

See Notes to Schedule of Investments.

                                 Janus Growth and Income Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Networking Products - 0.3%
   1,369,810     Cisco Systems, Inc.* .......................    $    23,259,374

Oil Companies - Exploration and Production - 1.4%
   2,414,835     Burlington Resources, Inc. .................        114,004,360

Oil Companies - Integrated - 2.8%
     926,795     Conoco, Inc. - Class A .....................         28,072,621
   2,140,005     Exxon Mobil Corp. ..........................        189,604,443

                                                                     217,677,064
Pipelines - 4.4%
   1,514,190     El Paso Corp. ..............................        104,176,272
   3,438,035     Enron Corp. ................................        215,633,555
     500,000     Kinder Morgan, Inc. ........................         29,350,000

                                                                     349,159,827

Printing - Commercial - 0.5%
   1,127,850     Valassis Communications, Inc.* .............         39,869,497

Retail - Apparel and Shoe - 0.5%
   1,491,195     Gap, Inc. ..................................         41,321,013

Retail - Jewelry - 0.2%
     500,525     Tiffany & Co. ..............................         16,227,021

Retail - Restaurants - 0.4%
   1,257,960     McDonald's Corp. ...........................         34,593,900

Semiconductor Components/Integrated Circuits - 2.3%
     999,110     Linear Technology Corp. ....................         47,997,244
   2,638,850     Maxim Integrated Products, Inc.* ...........        134,845,235

                                                                     182,842,479

Super-Regional Banks - 1.2%
   4,386,905     U.S. Bancorp ...............................         92,914,648

Telecommunication Equipment - 2.6%
   5,095,530     Nokia Oyj (ADR)** ..........................        174,216,171
   4,363,434     Telefonaktiebolaget L.M. Ericsson A.B.
                   - Class B ................................         28,038,731

                                                                     202,254,902

Telephone - Integrated - 2.7%
     458,210     America Movil S.A. de C.V. - Series L (ADR)*          8,431,064
   8,008,090     McLeodUSA, Inc. - Class A* .................         70,871,597
   4,618,417     Telefonica S.A.*,** ........................         78,122,075
     458,210     Telefonos de Mexico S.A. (ADR) .............         15,854,066
     741,755     Verizon Communications, Inc. ...............         40,848,448

                                                                     214,127,250

Toys - 0.7%
   3,209,290     Mattel, Inc. ...............................         51,830,033
--------------------------------------------------------------------------------
Total Common Stock (cost $5,453,709,195) ....................      6,323,783,002
--------------------------------------------------------------------------------
Corporate Bonds - 6.5%
Automotive - Cars and Light Trucks - 0.2%
$ 18,725,000     DaimlerChrysler N.A. Holdings Corp., 6.67%
                   company guaranteed notes, due 2/15/02 ....         19,029,281

Cellular Telecommunications - 0.2%
$  8,100,000     Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 ...............    $     6,702,750
   5,000,000     VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          5,700,000

                                                                      12,402,750

Diversified Financial Services - 2.0%
                 General Electric Capital Corp.:
  71,860,000       7.00%, notes, due 3/1/02 .................         73,387,025
  30,765,000       7.00%, notes, due 2/3/03 .................         31,841,775
  12,850,000       6.81%, notes, due 11/3/03 ................         13,364,000
  26,635,000       5.375%, notes, due 4/23/04 ...............         26,734,881
   9,000,000       5.35%, notes, due 3/30/06 ................          8,887,500

                                                                     154,215,181

Enterprise Software and Services - 0.3%
  19,074,000     BEA Systems, Inc., 4.00%
                   convertible subordinated notes
                   due 12/15/06+ ............................         26,846,655

Finance - Auto Loans - 0.4%
                 Ford Motor Credit Co.:
  25,975,000       6.55%, notes, due 9/10/02 ................         26,462,031
   7,200,000       6.875%, notes, due 2/1/06 ................          7,326,000

                                                                      33,788,031

Finance - Investment Bankers/Brokers - 0.3%
                 Merrill Lynch & Company, Inc.:
  11,605,000       6.80%, notes, due 11/3/03 ................         11,996,669
   9,600,000       6.15%, notes, due 1/26/06 ................          9,612,000

                                                                      21,608,669

Food - Retail - 0.1%
   9,700,000     Safeway, Inc., 7.00%
                   notes, due 9/15/02 .......................          9,894,000

Oil Companies - Exploration and Production - 0.1%
  16,150,000     Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......          7,994,250

Radio - 0%
   3,000,000     Chancellor Media Corp., 8.125%
                   senior subordinated notes, due 12/15/07 ..          3,105,000

Retail - Discount - 0.9%
  69,000,000     Wal-Mart Stores, Inc., 6.875%
                   notes, due 8/1/02 ........................         70,725,000

Super-Regional Banks - 0.2%
  15,000,000     Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........         15,356,250

Telecommunication Services - 0.2%
     825,000     Allegiance Telecom, Inc., 12.875%
                   senior notes, due 5/15/08 ................            775,500
   8,000,000     Global Crossing Holdings, Ltd., 9.625%
                   company guaranteed notes, due 5/15/08 ....          7,600,000
  10,000,000     Qwest Capital Funding, Inc., 7.75%
                   notes, due 8/15/06+ ......................         10,500,000

                                                                      18,875,500

See Notes to Schedule of Investments.

4  Janus Growth and Income Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.8%
$ 14,500,000     CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................    $    15,170,625
                 NTL, Inc.:
   9,702,000       7.00%, convertible subordinated notes
                   due 12/15/08 .............................          9,265,410
  57,200,000       5.75%, convertible subordinated notes
                   due 12/15/09+ ............................         33,313,685

                                                                      57,749,720

Toys - 0.3%
                 Mattel, Inc.:
   7,090,000       6.00%, notes, due 7/15/03 ................          6,886,163
  13,900,000       6.125%, notes, due 7/15/05 ...............         12,961,750

                                                                      19,847,913

Web Hosting/Design - 0%
   2,785,000     Exodus Communications, Inc., 11.25%
                   senior notes, due 7/1/08 .................          2,158,375

Wireless Equipment - 0.5%
  42,740,000     American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ..........         38,145,450
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $528,210,033) ...................        511,742,025
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.0%
     245,470     Porsche A.G.** .............................         80,302,126

Electric - Integrated - 1.5%
   1,535,004     Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................        118,579,059
--------------------------------------------------------------------------------
Total Preferred Stock (cost $176,837,170) ...................        198,881,185
--------------------------------------------------------------------------------
U.S. Government Obligations - 3.7%
                 U.S. Treasury Notes:
$ 98,000,000       5.25%, due 8/15/03 .......................         99,760,080
 190,100,000       5.25%, due 5/15/04 .......................        193,350,710
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $290,053,431) .......        293,110,790
--------------------------------------------------------------------------------
Time Deposit - 3.4%
                 SouthTrust Bank EDT
 269,000,000       4.6875%, 5/1/01 (cost $269,000,000) ......        269,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.8%
                 Fannie Mae
  50,000,000       5.11%, 5/3/01 ............................         49,985,806
                 Federal Home Loan Bank System:
  25,000,000       5.03%, 5/31/01 ...........................         24,895,208
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
 100,000,000       4.74%, 7/13/01 ...........................         99,125,000
  50,000,000       4.40%, 8/17/01 ...........................         49,375,000
  50,000,000       4.95%, 8/28/01 ...........................         49,312,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $297,311,854) ..........        297,565,299
--------------------------------------------------------------------------------
Total Investments (total cost $7,015,121,683) - 100% ........      7,894,082,301
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% .        (2,809,673)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 7,891,272,628
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.7%          $    52,423,716
Finland                                            2.2%              174,216,171
Germany                                            1.6%              123,112,345
Japan                                              0.5%               39,402,854
Mexico                                             0.3%               24,285,130
Spain                                              1.0%               78,122,075
Sweden                                             0.3%               28,038,731
Switzerland                                        0.5%               39,701,706
United States++                                   92.9%            7,334,779,573
--------------------------------------------------------------------------------
Total                                            100.0%          $ 7,894,082,301

++Includes Short-Term Securities (85.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/14/01                     63,500,000     $   56,362,600    $    2,825,750
Euro 10/26/01                    84,500,000         74,824,750           718,250
Euro 11/2/01                     48,400,000         42,858,200           110,135
Euro 11/9/01                     42,900,000         37,987,950         1,123,230
Japanese Yen 10/26/01         1,510,000,000         12,469,363           113,970
Japanese Yen 11/9/01          2,900,000,000         23,987,381           341,478
Swiss Franc 10/26/01             55,000,000         31,921,068           975,833
--------------------------------------------------------------------------------
Total                                           $  280,411,312    $    6,208,646

See Notes to Schedule of Investments.

                                 Janus Growth and Income Fund  April 30, 2001  5

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  7,015,122

Investments at value                                                $  7,894,082
  Cash                                                                     3,223
  Receivables:
    Investments sold                                                      10,911
    Fund shares sold                                                      18,461
    Dividends                                                              2,439
    Interest                                                              14,382
  Other assets                                                                16
  Forward currency contracts                                               6,209
--------------------------------------------------------------------------------
Total Assets                                                           7,949,723
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 48,037
    Fund shares repurchased                                                4,184
    Advisory fees                                                          3,969
    Transfer agent fees and expenses                                       1,112
  Accrued expenses                                                         1,148
--------------------------------------------------------------------------------
Total Liabilities                                                         58,450
--------------------------------------------------------------------------------
Net Assets                                                          $  7,891,273
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          234,613
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      33.64
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Growth and Income Fund  April 30, 2001

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     48,201
  Dividends                                                               27,545
  Foreign tax withheld                                                     (300)
--------------------------------------------------------------------------------
Total Investment Income                                                   75,446
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           26,394
  Transfer agent fees and expenses                                         7,781
  Registration  fees                                                         136
  Postage and mailing expenses                                               362
  Custodian fees                                                             324
  Printing expenses                                                          413
  Audit fees                                                                  16
  Trustees' fees and expenses                                                 14
  Other expenses                                                              40
--------------------------------------------------------------------------------
Total Expenses                                                            35,480
Expense and Fee Offsets                                                    (554)
Net Expenses                                                              34,926
Net Investment Income/(Loss)                                              40,520
--------------------------------------------------------------------------------
  Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions                  28,097
  Net realized  gain/(loss) from foreign currency transactions            13,969
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (1,357,961)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (1,315,895)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(1,275,375)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                 Janus Growth and Income Fund  April 30, 2001  7

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     40,520   $     42,258
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      42,066        391,758
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (1,357,961)        445,160
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (1,275,375)        879,176
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (43,426)       (28,292)
  Net realized gain from investment transactions*                   (366,055)      (305,969)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                       (409,481)      (334,261)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         977,522      4,746,174
  Reinvested dividends and distributions                              397,647        324,713
  Shares repurchased                                              (1,104,875)    (2,146,852)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               270,294      2,924,035
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (1,414,562)      3,468,950
Net Assets:                                                         9,305,835      5,836,885
  Beginning of period
--------------------------------------------------------------------------------------------
  End of period                                                  $  7,891,273   $  9,305,835
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  6,977,304   $  6,707,010
  Accumulated net investment income/(loss)*                            15,125         18,031
  Accumulated net realized gain/(loss) from investments*               13,678        337,667
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     885,166      2,243,127
--------------------------------------------------------------------------------------------
                                                                 $  7,891,273   $  9,305,835
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          27,895        112,237
  Reinvested distributions                                             11,122          8,118
--------------------------------------------------------------------------------------------
Total                                                                  39,017        120,355
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (32,051)       (51,135)
Net Increase/(Decrease) in Fund Shares                                  6,966         69,220
Shares Outstanding, Beginning of Period                               227,647        158,427
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     234,613        227,647
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  2,111,730   $  5,070,517
  Proceeds from sales of securities                                 1,886,676      3,093,510
  Purchases of long-term U.S. government obligations                  193,577        286,530
  Proceeds from sales of long-term U.S. government obligations        196,886             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Growth and Income Fund  April 30, 2001

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    40.88    $    36.84      $    26.45    $    25.07    $    20.05    $    18.13
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .18           .18             .26           .08           .01           .16
  Net gains on securities (both realized
    and unrealized)                               (5.61)          5.84           12.27          3.72          6.98          4.01
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (5.43)          6.02           12.53          3.80          6.99          4.17
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.19)         (.14)           (.27)         (.04)         (.11)         (.08)
  Distributions (from capital gains)              (1.62)        (1.84)          (1.87)        (2.38)        (1.86)        (2.17)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.81)        (1.98)          (2.14)        (2.42)        (1.97)        (2.25)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    33.64    $    40.88      $    36.84    $    26.45    $    25.07    $    20.05
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                   (13.53)%        16.44%          49.59%        16.73%        37.78%        25.56%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $7,891,273    $9,305,835      $5,836,885    $2,819,079    $1,888,999    $1,033,183
Average Net Assets for the Period             $8,189,926    $8,594,302      $4,375,277    $2,478,899    $1,415,563    $  773,343
  (in thousands)
Ratio of Gross Expenses to                         0.87%         0.89%           0.92%         0.96%         0.98%         1.05%
  Average Net Assets**(1)
Ratio of Net Expenses to                           0.86%         0.88%           0.90%         0.94%         0.96%         1.03%
  Average Net Assets**(1)
Ratio of Net Investment Income/(Loss) to           1.00%         0.49%           0.37%         0.33%         0.30%         0.70%
  Average Net Assets**
Portfolio Turnover Rate**                            56%           41%             43%           95%          127%          153%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                 Janus Growth and Income Fund  April 30, 2001  9

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                      Purchases                 Sales               Realized      Dividend   Market Value
                                 Shares       Cost      Shares          Cost       Gain/(Loss)     Income     at 4/30/01
------------------------------------------------------------------------------------------------------------------------
Pilgrims Pride Corp.(1)             --         --      1,037,940   $ 14,399,558   $    391,087         --             --
------------------------------------------------------------------------------------------------------------------------

(1)  Pilgrims Pride Corp. acquired WRL Foods, Inc., effective 1/29/01.

10  Janus Growth and Income Fund  April 30, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Growth and Income Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                Janus Growth and Income Fund  April 30, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually.

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Growth and Income Fund  April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                 $8,198                 $6,150          $771,201
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $7,032,350,471   $1,282,078,781    $(420,346,951)   $861,731,830
--------------------------------------------------------------------------------

                                Janus Growth and Income Fund  April 30, 2001  13

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

14  Janus Growth and Income Fund  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                Janus Growth and Income Fund  April 30, 2001  15

Notes

16  Janus Growth and Income Fund  April 30, 2001

Notes

                                Janus Growth and Income Fund  April 30, 2001  17

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                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

                                                                      GI40-06/01